SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2005

A. O. Smith Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-475	39-0619790
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 245008, Milwaukee, Wisconsin 53224-9508

(Address of principal executive offices, including zip code)

(414) 359-4000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 204.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On October 14, 2005, A. O. Smith Corporation (“the Company”) issued a news release announcing the Company’s third quarter earnings. A copy of the Company’s news release is attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated by reference herein.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) The Company issued a news release on October 11, 2005, announcing the retirement of Mr. Robert J. O’Toole, Chairman and Chief Executive Officer effective December 31, 2005. Mr. O’Toole will continue to serve on the Company’s Board of Directors.

(c) The Company’s Board announced the election of Mr. Paul W. Jones, Chairman and Chief Executive Officer effective December 31, 2005. Mr. Jones is currently the Company’s President and Chief Operating Officer.

A copy of the Company’s news release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

The following exhibit is being filed herewith:

(99.1)     News Release of A. O. Smith Corporation, dated October 14, 2005.

(99.2)     News Release of A. O. Smith Corporation, dated October 11, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. O. SMITH CORPORATION

Date: October 14, 2005	By:	/s/ John J. Kita
John J. Kita Vice President, Treasurer and Controller

A. O. SMITH CORPORATION

Exhibit Index to Current Report on Form 8-K Dated October 14, 2005.

Exhibit Number	Description
99.1	News Release of A. O. Smith Corporation, dated October 14, 2005.

99.2	News Release of A. O. Smith Corporation, dated October 11, 2005.